Exhibit 22



                      LIST OF SUBSIDIARIES




     UNIT                                 STATE OF INCORPORATION
- ---------------------------------------   ----------------------
CALIFORNIA NEWSPAPERS, INC.                    CALIFORNIA

CAPE PUBLICATIONS, INC.                        FLORIDA

CHILDREN'S EDITION, INC.                       KENTUCKY

CITIZEN PUBLISHING COMPANY                     ARIZONA

COMBINED COMMUNICATIONS CORPORATION            ARIZONA

COMBINED COMMUNICATIONS CORPORATION            OKLAHOMA
     OF OKLAHOMA, INC.

COURIER BROADWAY CORP.                         KENTUCKY

COURIER-JOURNAL AND LOUISVILLE TIMES           KENTUCKY
     COMPANY

DAILY NEWS PUBLISHING CO., INC.                VIRGIN ISLANDS

DES MOINES REGISTER AND TRIBUNE CO.            IOWA

THE DESERT SUN PUBLISHING COMPANY              CALIFORNIA

THE DETROIT NEWS, INC.                         MICHIGAN

DETROIT NEWSPAPER AGENCY                       MICHIGAN

EL PASO TIMES, INC.                            DELAWARE

ELEVEN-FIFTY CORP.                             DELAWARE

FEDERATED PUBLICATIONS, INC.                   DELAWARE

FORT COLLINS NEWSPAPERS INC.                   COLORADO

GANNETT DIRECT MARKETING SERVICES, INC.        KENTUCKY

GANNETT INTERNATIONAL COMMUNICATIONS, INC.     DELAWARE

GANNETT MASSACHUSETTS BROADCASTING, INC.       MASSACHUSETTS

GANNETT NATIONAL NEWSPAPER SALES, INC.         DELAWARE

GANNETT OUTDOOR CO. OF TEXAS                   TEXAS

GANNETT PACIFIC CORPORATION                    HAWAII

GANNETT RIVER STATES PUBLISHING CORPORATION    ARKANSAS

GANNETT SATELLITE INFORMATION NETWORK, INC.    DELAWARE

GANNETT SUPPLY CORPORATION                     DELAWARE

GANNETT T/G SUBSIDIARY, INC.                   CALIFORNIA

GANNETT TELEMARKETING, INC.                    DELAWARE

GANNETT TEXAS BROADCASTING, INC.               TEXAS

GUAM PUBLICATIONS, INCORPORATED                HAWAII

HAWAII NEWSPAPER AGENCY LIMITED PARTNERSHIP    DELAWARE

KPNX BROADCASTING COMPANY                      ARIZONA

KVUE-TV, INC.                                  MICHIGAN

LOUIS HARRIS AND ASSOCIATES, INC.              DELAWARE

LOUIS HARRIS FRANCE S.A.R.L.                   FRANCE

LOUIS HARRIS INTERNATIONAL, INC.               DELAWARE

MCCLURE NEWSPAPERS, INC.                       DELAWARE

MEDIACOM INC.                                  CANADA

MEDIACOM INDUSTRIES INC.                       CANADA

NEW YORK SUBWAYS ADVERTISING CO., INC.         ARIZONA

NEWS-PRESS PUBLISHING COMPANY                  FLORIDA

OKLAHOMA PRESS PUBLISHING COMPANY              OKLAHOMA

OPINION RESEARCH LTD.                          UNITED KINGDOM

PACIFIC MEDIA, INC.                            DELAWARE

PACIFIC AND SOUTHERN COMPANY, INC.             DELAWARE

PENSACOLA NEWS-JOURNAL INC.                    FLORIDA

PRESS-CITIZEN COMPANY INC.                     IOWA

RENO NEWSPAPERS, INC.                          NEVADA

ST. CLOUD NEWSPAPERS INC.                      MINNESOTA

SALEM COUNTY SAMPLER, INC.                     NEW JERSEY

SALINAS NEWSPAPERS INC.                        CALIFORNIA

SHELTER MEDIA COMMUNICATIONS, INC.             CALIFORNIA

SHELTER MEDIA OF ARIZONA, INC.                 ARIZONA

SHINY ROCK MINING CORPORATION                  OREGON

SIOUX FALLS NEWSPAPERS INC.                    SOUTH DAKOTA

SOUTHLAND PUBLISHING COMPANY                   DELAWARE

SPEIDEL NEWSPAPERS INC.                        DELAWARE

THE STATESMAN-JOURNAL COMPANY                  OREGON

STOCKTON NEWSPAPERS INC.                       CALIFORNIA

THE SUN COMPANY OF SAN BERNARDINO,             CALIFORNIA
     CALIFORNIA

TELEVISION 12 OF JACKSONVILLE, INC.            FLORIDA

THE TIMES HERALD COMPANY                       MICHIGAN

TNI PARTNERS                                   ARIZONA

USA TODAY INTERNATIONAL CORPORATION            DELAWARE

USA WEEKEND, INC.                              DELAWARE

VISALIA NEWSPAPERS INC.                        CALIFORNIA

WFMY TELEVISION CORP.                          NORTH CAROLINA